Exhibit 99.2

Sharon Price John President & CEO BUILD-A-BEAR EST. 1997

This presentation contains certain statements that are, or may be considered to be, “forward-looking statements” for the purposeof federal securities laws, including, but not limited to, statements that reflect our current views with respect to future events and financial performance. We generally identify these statements by words or phrases such as “may,” “might,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “intend,” “predict,” “future,” “potential” or “continue,” the negative or any derivative of these terms and other comparable terminology. Forward-looking statements are based on current expectation and assumptions that are subject to risks and uncertainties which may cause results to differ materially from the forward-looking statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events or otherwise.Risks and uncertainties to which our forward-looking statements are subject include: (1) general global economic conditions may deteriorate, which could lead to disproportionately reduced consumer demand for our products, which represent relatively discretionary spending; (2) customer traffic may decrease in the shopping malls where we are located, on which we depend to attract guests to our stores; (3) we may be unable to generate interest in and demand for our interactive retail experience, or to identify and respond to consumer preferences in a timely fashion; (4) our marketing and on-line initiatives may not be effective in generating sufficient levels of brand awareness and guest traffic; (5) the availability and costs of our products could be adversely affected by risks associated with international manufacturing and trade, including foreign currency fluctuation; (6) we may suffer disruptions, failures or security breaches of our information technology infrastructure or may improperly obtain or be unable to adequately protect customer information in violation of privacy or security laws or customer expectations; (7) we may be unable to generate comparable sales growth; (8) we may be unable to effectively operate or manage the overall portfolio of our company-owned stores; (9) we may be unable to renew or replace our store leases, or enter into leases for new stores on favorable terms or in favorable locations, or may violate the terms of our current leases; (10) we may not be able to operate our international Company-owned stores profitably; (11) we are subject to risks associated with technology and digital operations; (12) our products or Build-A-Bear branded products sold by our licensees could fail to meet current safety standards or become subject to recalls or product liability claims that could adversely impact our financial performance and harm our reputation among consumers; (13) we may lose key personnel, be unable to hire qualified additional personnel, or experience turnover of ourmanagement team; (14) we are susceptible to disruption in our inventory flow due to our reliance on a few vendors; (15) we may fail to renew, register or otherwise protect our trademarks or other intellectual property; (16) we may suffer negative publicity or be sued due to violations of labor laws or unethical practices by manufacturers of our merchandise; (17) we may be unable to operate our Company-owned distribution center efficiently or our third-party distribution center providers may perform poorly; (18) increases in high petroleum products prices could increase our inventory transportation costs and adversely affect our profitability; (19) we may be unable to effectively manage our international franchises or laws relating to those franchises may change; (20) our plans to leverage the Build-A-Bear brand to drive strategic expansion may not be successful; (21) our market share could be adversely affected by a significant, or increased, number of competitors; (22) we may suffer negative publicity or negative sales if the non-proprietarytoy products we sell in our stores do not meet our safety, quality or sales expectations; (23) poor global economic conditions could have a material adverseeffect on our liquidity and capital resources; (24) fluctuations in our quarterly results of operations could cause the price of our common stock to substantially decline; and (25) fluctuations in our operating results could reduce our cash flow and we may be unable to repurchase shares at all or at the times or in the amounts we desire or the results of the share repurchase program may not be as beneficial as we would like. For additional information concerning factors that could cause actual results to materially differ from those projected herein, please refer to our most recent reports on Form 10-K, Form 10-Q and Form 8-K. Forward looking and cautionary statements

About BBW•20 YEARS YOUNG: Established in 1997 as an experiential retailer offering make-your-owned stuffed animals; IPO in 2004•GLOBAL: Over 400 retail locations around the world through a combination of direct and franchise operations generating over $350MM in annual revenue•VALUED CULTURE: 9 consecutive years on Fortune’s “100 Best Companies to Work For” list•STRONG BRAND: Posting awareness and loyalty numbers rivaling brands many times our size•EVOLVING:Completedturnaround plan that was initiated in mid-2013 which included laying the groundwork for diversifying the business model to profitably leverage the strength of the Build-A-Bear brand 3

Brand Business 4

Brand Broad Consumer Appeal: Gender, Age and Geography 170 Million Furry Friends Sold Globally** 90%+ Aided Brand Awareness* Powerful Social & Loyalty Engagement *US data, C&R Research, Jan 2017 **Since 1997 5

Business 2012 •2012 GAAP Pre-Tax Loss of ~$50MM •4 consecutive years of GAAP Pre-Tax Losses (2009 -2012) 6

•Diversified real estate portfolio; closed select stores •Reduced discounts, enhanced marketing to leverage the brand emotion and highlight the in-store EXPERIENCE •Refreshed brand look and store design focused on productivity •Rationalized expenses, renegotiated contracts •Value-engineered product line and strategically increased pricing to expand gross margin and dollars per transaction Business 2013-2017 Returned to Profitability & Sustained Profitability 7

Re-organized with new management team and upgraded talent; Board of Directors evolution •Instituted new, more efficient processes •Updating IT infrastructure & digital capabilities; added new systems including new website and omni-channel platforms •Re-building international infrastructure •Restructured vendor base and supply chain Business 2013-2017+while simulteously 8 Rebuilding Systems and Processes & Updating Org Structure

In the Face of Significant RETAIL INDUSTRY Headwinds From 2012 to 2016 traditional mall traffic declined close to 40% *2012-2016 Estimate based on ShopperTrak and Retail Next data ** 2012–2016 from 6% to 12% while e-commerce sales DOUBLED as a percent of total retail** * 9 BUILD-A-BEAR 2018

Resulting in… Over12,000 retail door closures in 2016 with scores of retail bankruptcies * US data NPR 1-3-2018 and projections of an additional 9,000 retail door closures in 2017* 10 BUILD-A-BEAR 2018

Despite Reported TOTAL Retail Industry 4Q 2017 Sales Increases, Recent Headlines Include… America’s ‘Retail Apocalypse’ Is Really Just Beginning –Bloomberg Holiday shopping 2017: The truth about the "retail apocalypse” -USA Today “The 4 Reasons Why 2017 is the Tipping Point for Retail” -The Atlantic “Retailers Face 2017 Reckoning” -Investors.com “The Retail Apocalypse” -FOX Business 11 BUILD-A-BEAR 2018

The Truth…A RETAIL APOCALYPSE ?OR AN ERA OF RAPID CHANGE? 12 BUILD-A-BEAR 2018

BUILD-A-BEAR 2018  “The Economist” recently noted these next steps for Brick & Mortar to “Fight Back”*… Make store associates core to store experience Use customer insights to drive profit not just promotions Take a surgical approach to store closures and remodels Refresh brand to appear more contemporary Offer space for in-store demos and events Sublet in-store space to other retailers Introduce price matching by default Merge on-line and off-line channels Redesign display windows and storefront Move to secondary locations Shift focus to higher-value customers Augment in-store assortment with on-line catalogue Introduce bespoke/customizable products *The Economist Intelligence Unit report 2017 13

Who Thrives in the Long Run? COMPANIES THAT HAVE: •Meaningful, stretchable brands •Unique in-store experiences and product offerings •Omni-channel capabilities •A diversified business model •Efficient and nimble operations •Direct, data-driven relationships with their consumers 14 BUILD-A-BEAR 2018

4 CONSECUTIVE YEARS OF PROFITABILITY ~95% Profitable US Stores compared to 78% at the start of the turnaround in 2013 Based on preliminary FY2017 resultsBusiness Now 2014-2017 GAAP Pre-Tax 15

2009-2012 BUILD-A-BEAR 2018 2013 2014-2017 BBW is Now a Stronger Company Delivering Sustained Profitability Based on preliminary FY2017 results BEGINNING OF TURNAROUND PLAN Pre-Turnaround: 4 consecutive years of Pre-Tax Losses Post Turnaround: 4 consecutive years of Pre-Tax Profits ($77MM) Cumulative GAAP Pre-Tax Loss $52MM Cumulative GAAP Pre-Tax Profit $1.6B Cumulative Revenue $1.5B Cumulative Revenue* 0 0 * Includes negative impact from UK exchange rate changes and closures of unprofitable stores 16

BBW Retail Gross Margin BUILD-A-BEAR 2018 Consistent Improvement in Underlying Metrics +760 bps *Based on preliminary FY2017 results $35.38 $37.32 $40.61 $44.10 $45.61 $46.29 2012 2013 2014 2015 2016 2017* NA Dollars Per Transaction +31% NA Units Per Transaction 3.66 3.69 3.76 3.95 3.99 4.06 2012 2013 2014 2015 2016 2017* +11% 38.9% 41.1% 45.6% 47.1% 45.2% 46.5% 2012 2013 2014 2015 2016 2017* 17

Strong Cash Flow & No Debt Based on preliminary FY2017 resultsBusiness Now 1 8 18

•$356MM Total Revenues •46.5% Retail Gross Margin •$12-13MM GAAP Pre-Tax Income 2017 Preliminary Results 2017 vs 2016 With Consolidated Comparable Sales of -6.5%, we delivered: Based on preliminary FY2017 results 19

2017 Highlights DIVERSIFYING and EXPANDING PROFITABLE REAL ESTATE PORTFOLIO: •“Tourist Locations” tend to outperform traditional mall stores; NYC store next to Empire State Building opened 4Q 2017 is exceeding plan •Remodeled Discovery stores outperform Heritage stores on average •Newer formats like “concourse shops” and “pop-up shops” can expand portfolio with comparatively low capital investment •Aggressively renegotiated favorable short-term lease extensions which are contributing to positive 4-wall contribution •Expanded globally with China franchise deal; first 2 stores already openSUCCESSFUL E-COMMERCE LAUNCH: •After rebuilding core IT infrastructure, launched best-in-class web platform in Q4 2017, delivered 4Q comp increase of ~12% Based on preliminary FY2017 results 20

2017 Highlights

GIFTCARD GROWTH: Standard gift card sales increased, particularly at 3rd party vendors; the gift of the "Build-A-Bear Experience" is in strong demand

STOCK REPURCHASE: Concluded Strategic Alternatives process with Board approval of a stock buy back of $20MM*; repurchased ~500,000 shares in 2017 with approximately $15MM remaining under the authorized plan

PROGRESS ON NEW REVENUE STREAMS: Continued to lay critical groundwork on other revenue diversification efforts including out-bound licensing and entertainment

Based on preliminary FY2017 results * Program authorized through September 2020

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Insights REAL ESTATE DIVERSIFICATION REMAINS KEY •Opportunity to continue to diversify real estate portfolio •Add more “tourist locations” + opportunistic Discovery remodels -Planned openings in San Francisco, Baltimore, Orlando and Chicago •Continue to leverage “concourse shops” and “pop-up shops” •New international franchise capabilities provide solid growth potential; In late-stage negotiations with 3 additional international franchisees BIG OPPORTUNITY TO CAPITALIZE ON E-COMM ECONOMY •New web site can drive business as buildabear.com currently represents only 6% of total BBW retail business vs industry reported rates of 10-20% Based on preliminary FY2017 results 22

Insights CONSUMER SHOPPING HABITS ARE CHANGING AT A MORE RAPID PACE –WITH VOLATILITY FOCUSED IN 4Q & DECEMBER: •The acute macro shift in December consumption patterns to e-commerce shopping negatively impacted our total business for the quarter and the year –we will re-think our December go-to-market approach in 2018BBW “PLANNED” VISITS STILL STRONG AS A PERCENT OF TOTAL: •However, “unplanned” store purchases in December were negatively impacted by declining mall traffic, as fewer families consider malls a place for fun and entertainment during the holidays. In contrast, “tourist location” holiday “pop-ups” delivered high single digit growth Single Digit Negative Comp Store Sales Rate of Store Sales Decline Tripled --- ++ Positive Comp Store Sales November 1-November 26 Post Christmas November 27-December 24 Single Digit Positive Comp Store Sales October 8 -October 31 23

Insights PROFITABLE US STORE BASE CAN FUND FUTURE STATE: •Profitable store base generates cash, even with negative comps, to fund new business model designed to leverage the brand power into new, margin accretive revenue streams Why not close stores that aren’t comping positive? 24

Store Profitability Top Quartile US Stores (with or without .com) Bottom Quartile US Stores ~18% EBIT Based on preliminary FY2017 results; Quartiles are Comp based DOUBLE DIGIT NEGATIVE COMP POSITIVE COMP ~18% EBIT Comparable store sales alone do not accurately reflect the health of our business 25 BUILD-A-BEAR 2018

Real Estate Portfolio Evolution


BUILD-A-BEAR WORKSHOP


BUILD-A-BEAR
WORKSHOP


BAKESHOP

Modular store design and mobile equipment enable seasonal, pop-up and other formats with lower capital requirements

Before 2013	2018 Projected	Next 3-5 Years
~90%+ In-line locations in Traditional Malls	~80% In-line locations in Traditional Malls	~60-70% In-line locations in Traditional Malls
2,800 Square Feet per Store	2,200 Square Feet per Store	1,800 Square Feet per Store
Heritage Store Design	Transition to Discovery design across a number of retail solutions	Continued diversification with modular formats in range of sizes and locations

BUILD-A-BEAR 2018 26

But What Happens When Malls Close? BUILD-A-BEAR 2018 “Malls are doomed: 25% will be gone in the next 5 years” -CNN MONEY 27

WHY? BUILD-A-BEAR 2018 -Approximately 1,200 malls currently operating in the US -BBW has already closed most of our underperforming mall stores and has temporarily extended favorable lease terms in mid-tier malls -~25% of mall closure equates to 900-1,000 malls remaining open -BBW is planning no more than ~300 stores to be located in traditional malls in the US in the next 5 years; still leaving penetration at a third or less -Many experts predict that remaining malls will see improved traffic post failing mall closures due to transfer sales NUMBER OF US MALL CLOSURES WE EXPECT TO MATERIALLY NEGATIVELY EFFECT BBW: 0 But What Happens When Malls Close? 28

The Strategy is Sound Use experiential retail model to diversify and expand the global footprint to generate cash Leverage and invest in the power of the brand to build margin accretive revenue streams An experiential retailer with a strong brand A strong branded company with a diversified profitable business model Brand Power $ Investment 29

E-Comm and Omni-Channel Opportunity


WORKSHOP
COLLECTIONS
STUFFED ANIMALS
CLOTHING
ACCESSORIES
GIFTS AND GIFT CARDS
SALE
PLAY!
THE-BEAR-BUILDER
The Most Fun You'll Ever Make!
Choose A Furry Friend
BUILD-A-BEAR
BONUS
CLUB

- Largest single "store" (while under-indexing industry as % of business)
- New site launched 4Q 2017, +~12% consolidated 4Q 2017 growth
- New "Bear-Builder" step-by-step experience mimics store while building sales metrics
- Fully integrated with refreshed CRM program and consumer database
- Expect to drive "gifting" category primarily through e-comm platform

2017 4Q web sales as % of total retail were 9%, highest level ever

Before 2013	2018 Projected	Next 3-5 Years
Heritage Look/no "experience"	Re-launched site with "Bear-Builder" experience	Upgrade with gifting and expand omni-channel
Less than 4% of Retail Sales	8-10% of retail sales	Over 10% of retail sales
Losing money	18% EBIT	20%+ EBIT

BUILD-A-BEAR 2018

Based on preliminary FY2017 results

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International Franchising Expansion


Current Operating Franchise Territories
Germany
Turkey
UAE, Qatar,
Bahrain, Kuwait
China
Mexico
Thailand
Singapore
S Africa
Australia

"Shrink to Grow" Approach:

- Terminated marginal operators while restructuring international organization and adding infrastructure
- New China franchise signed in 2017, first two stores already open
- Other key areas in development with advanced discussions covering 6 additional countries on 3 continents

Finished 2017 with most international franchise locations in history:

102

2013	Expected 2018	Next 3-5 years
14 countries	13 countries	15-20 countries
86 stores in traditional malls	110-130 locations in multiple formats	150-175 locations in diverse locations and formats
Royalty based on % of Sales	Royalty % of Sales + % of fixtures and supplies	Royalty % of Sales + % of fixtures, supplies AND merchandise

BUILD-A-BEAR 2018

Based on preliminary FY2017 results

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Outbound Licensing and Entertainment Growth BUILD-A-BEAR 2018 2013 Expected 2018 Next 3-5 years No new licensees 15 Licensees/10+ categories 20+ licensees/20+ categories 90%+ flow through of royalty revenue 90%+ flow through of royalty revenue •Royalty based revenue model with higher than average flow-through to bottom line •Successful launch of Build-A-Bear Workshop Stuffing Station by Spin Master in all major retailers in US and UK in Fall 2016 •Means to profitably extend the brand into key categories including Crafts, Footwear, Activewear, Electronics, Publishing, Graphic Novels, Collectibles, HBA Currently 15 Licensees covering 10+ Categories carried in 59+ Retailers in 15 Countries TM 32

The Strategy is Sound Revenue Stream 3-5 Years Potential Growth Rates Expected Contribution Margin Percentage Expected Relative Contribution Dollars Expected Relative Capital Investment Brick & Mortar Retail Low to Mid Single Digits 20-25% High Med – High E-commerce High Single to Low Double Digits 20-25% Med Med International Franchising Royalty High Single to Double Digits 90+% Low - Med Low – Med Brand Out-Bound Licensing & Entertainment Royalty + Double Digits 90+% Low Low Diversified Revenue Stream Summary 33

2018 Preliminary Expectations * Given the potential impact of anticipated accounting changes and recent tax changes, we expect to be able to provide additional guidance during our upcoming 2017 year-end earnings call. In addition, as a reminder, the BBW fiscal year will change to a February to January year for 2018 from the current calendar year. $13 $21 2009-2012 2013-2017 Average Annual Capex Spend 2013-2017 “correction” offset underinvestment in prior years ($’s in millions) 34 Flat to low single digit revenue growth •EBIT/EPS growth* •Stock re-purchase program continuation •More “normalized” Capital Expenditures of $15-18MM (more aligned with current depreciation levels)

Thank you! Build-A-Bear 1954 Innerbelt Business Center Dr. St. Louis, MO 63114 www.buildabear.com